UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  August 25, 2003


     GS MORTGAGE SECURITIES CORP (as Depositor under the Trust Agreement, dated as of January 1, 2003 providing for the issuance of GSRPM Mortgage Pass-Through Certificates, Series 2003-1)


                            GS MORTGAGE SECURITIES CORP
             (Exact name of registrant as specified in its charter)


           Delaware                333-10018-02               13-6357101
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                               85 Broad Street
                               New York, NY 10004
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of GSRPM Mortgage Pass-Through Certificates, Series 2003-1 pursuant to the terms of the Trust Agreement, dated as of January 1, 2003 among GS Mortgage Securities Corp., as depositor, Fairbanks Capital Corp., as Servicer, Wilshire Credit Corporation as Servicer and Master Servicer, and JPMorgan Chase Bank, as trustee.

     On August 25, 2003 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.


Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on August 25, 2003 is filed as
               Exhibit 99.1 hereto.

                                       -2-
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GS MORTGAGE SECURITIES CORP
GSRPM Mortgage Pass-Through Certificates, Series 2003-1
----------------------------------------------------------------------------

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                JPMORGAN CHASE BANK,


Date:  August 27, 2003        By: /s/ Andreas Auer
                                  --------------------------------------------
                                    Andreas Auer
                                    Vice President


                                       -3-

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INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         August 25, 2003



                                  Exhibit 99.1

             Monthly Certificateholder Statement on August 25, 2003


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                        GSRPM MORTGAGE LOAN TRUST 2003-1
                         STATEMENT TO CERTIFICATEHOLDERS
                                August 25, 2003
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                            Ending
                Face       Principal                                                 Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total       Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1        61,421,000.00   38,653,659.37   4,037,560.49     44,934.88    4,082,495.37    0.00       0.00       34,616,098.88
A2        54,935,000.00   54,935,000.00           0.00     85,149.25       85,149.25    0.00       0.00       54,935,000.00
A3       116,356,000.00   93,588,659.37   4,037,560.49    128,944.38    4,166,504.87    0.00       0.00       89,551,098.88
M1         4,501,000.00    4,501,000.00           0.00     14,340.69       14,340.69    0.00       0.00        4,501,000.00
B1         9,000,000.00    9,000,000.00           0.00     36,812.50       36,812.50    0.00       0.00        9,000,000.00
B2         3,857,000.00    3,857,000.00           0.00     18,599.31       18,599.31    0.00       0.00        3,857,000.00
B3         4,500,000.00    4,500,000.00           0.00     24,606.25       24,606.25    0.00       0.00        4,500,000.00
P                100.00          100.00           0.00      6,885.68        6,885.68    0.00       0.00              100.00
R                  0.00            0.00           0.00          0.00            0.00    0.00       0.00                0.00
TOTALS   254,570,100.00  209,035,418.74   8,075,120.98    360,272.94    8,435,393.92    0.00       0.00      200,960,297.76

X          2,584,857.93    2,571,418.00           0.00  1,211,424.44    1,211,424.44    0.00       0.00        2,571,418.00
-----------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
A1       36228FLJ3      629.32318539    65.73583123       0.73158822       66.46741945     563.58735416    A1         1.350000 %
A2       36228FLK0    1,000.00000000     0.00000000       1.55000000        1.55000000   1,000.00000000    A2         1.800000 %
A3       36228FLL8      804.33032564    34.70006265       1.10818849       35.80825114     769.63026299    A3         1.600000 %
M1       36228FLM6    1,000.00000000     0.00000000       3.18611198        3.18611198   1,000.00000000    M1         3.700000 %
B1       36228FLN4    1,000.00000000     0.00000000       4.09027778        4.09027778   1,000.00000000    B1         4.750000 %
B2       36228FLP9    1,000.00000000     0.00000000       4.82222193        4.82222193   1,000.00000000    B2         5.600000 %
B3       36228FLQ7    1,000.00000000     0.00000000       5.46805556        5.46805556   1,000.00000000    B3         6.350000 %
P        36228FLU8    1,000.00000000     0.00000000  68,856.80000000   68,856.80000000   1,000.00000000    P          1.100000 %
TOTALS                  821.13107054    31.72061833       1.41522095       33.13583928     789.41045221
---------------------------------------------------------------------------------------------------    ---------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                                 Belen Bautista
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4497
                              Fax: (212) 623-5930
                     ---------------------------------------

 Sec. 7.08(a)(i)           Aggregate Amount of Deposit in the Certificate Account                                    9,674,894.95

Sec. 7.08(a)(ii)          Aggregate Distribution Amount
                          Total Offered Certificates
                                                 Accrued Certificate Interest                                         353,387.25
                                                 Interest Shortfall Carryforward Amount                                     0.00
                                                 Principal Distribution Amount                                      8,075,120.98

                          Total Class A Certificates
                                                 Accrued Certificate Interest                                         259,028.50
                                                 Interest Shortfall Carryforward Amount                                     0.00
                                                 Basis Risk Carry Forward Amount                                            0.00
                                                 Principal Distribution Amount                                      8,075,120.98

                          Total Class B Certificates
                                                 Accrued Certificate Interest                                          80,018.06
                                                 Interest Shortfall Carryforward Amount                                     0.00
                                                 Basis Risk Carry Forward Amount                                            0.00
                                                 Principal Distribution Amount                                              0.00

Sec. 7.08(a)(iii)         LIBOR                                                                                        1.10000 %

Sec. 7.08(a)(iv)          Fees
                                                 Trustee Fee                                                              625.00
                                                 Certificate Insurer Premium                                           28,076.60
                                                 Servicer Fee                                                          93,135.94

Sec. 7.08(a)(v)           Prepayments by Servicer
                                                 Fairbanks                                                          1,317,911.51
                                                 Wilshire                                                           6,520,896.16
                                                 Greenpoint                                                            40,030.83

Sec. 7.08(a)(vi)          Insured Payments                                                                                  0.00

Sec. 7.08(a)(vii)         Realized Losses For Current Period                                                            2,356.31
                          Amount of Cumulative Realized Losses                                                         68,288.98

Sec. 7.08(a)(viii)        Trigger Events
                                                 Trigger Event has occurred ?                                                 No
                                                 Fairbanks Termination Trigger Event has occurred ?                           No
                                                 Wilshire Termination Trigger Event has occurred ?                            No

Sec. 7.08(a)(ix)          Overcollateralization
                                                 Required OC                                                        2,571,418.00
                                                 OC Amount                                                          2,571,418.00

Sec. 7.08(a)(x)           Mortgage Loan Principal Payments                                                          8,072,764.67
                                                 Scheduled Principal Payments                                         231,611.81
                                                 Principal Prepayments                                              7,875,351.78
                                                 Curtailment Adjustment                                               -31,842.61
                                                 Loan Purchase Price                                                        0.00
                                                 Recoveries of Principal                                                    0.00
                                                 Realized Loss                                                         -2,356.31
                                                 Realized Gain                                                              0.00
                                                 Non-recovery Advance                                                       0.00

Sec. 7.08(a)(xiii)        Aggregate Pooling Balance as of the first day of the related Collection Period          211,606,836.74
                          Aggregate Pooling Balance as of the last day of the related Collection Period           203,531,715.76

Sec. 7.08(a)(xv)          Weighted average interest rate of the Mortgage Loans                                         9.68733 %

Sec. 7.08(a)(xvi)         Weighted average remaining term of the Mortgage Loans                                              257

Sec. 7.08(a)(xvii)        Delinquent Loans that were 60 days or more delinquent for preceding 3 months
                                                 Number of loans (preceding 1 month)                                         305
                                                 Principal Balance of loans (preceding 1 month)                    27,982,092.55

                                                 Number of loans (preceding 2 month)                                         262
                                                 Principal Balance of loans (preceding 2 month)                    23,164,856.47

                                                 Number of loans (preceding 3 months)                                        254
                                                 Principal Balance of loans (preceding 3 months)                   21,795,067.79

Sec. 7.08(a)(xix)         Principal Balance of the largest Mortgage Loan outstanding                                  425,094.63

Sec. 7.08(a)(xx)          Number, Balance, and Percentage of Delinquent Loans
                                                 Number of Loans are 30-59 days delinquent                                   175
                                                 Balance of Loans are 30-59 days delinquent                        16,586,057.19
                                                 Percentage of Loans are 30-59 days delinquent                            8.15 %

                                                 Number of Loans are 60-89 days delinquent                                    52
                                                 Balance of Loans are 60-89 days delinquent                         4,569,526.19
                                                 Percentage of Loans are 60-89 days delinquent                            2.25 %

                                                 Number of Loans are 90-119 days delinquent                                   13
                                                 Balance of Loans are 90-119 days delinquent                        1,037,957.54
                                                 Percentage of Loans are 90-119 days delinquent                           0.51 %

                                                 Number of Loans are 120-149 days delinquent                                   7
                                                 Balance of Loans are 120-149 days delinquent                         533,605.49
                                                 Percentage of Loans are 120-149 days delinquent                          0.26 %

                                                 Number of Loans are 150-179 days delinquent                                  10
                                                 Balance of Loans are 150-179 days delinquent                         641,599.19
                                                 Percentage of Loans are 150-179 days delinquent                          0.32 %

                                                 Number of Loans are 180 or more days delinquent                               6
                                                 Balance of Loans are 180 or more days delinquent                     343,125.37
                                                 Percentage of Loans are 180 or more days delinquent                      0.17 %


Sec. 7.08(a)(xxi)         Mortgage loans in Foreclosure
                                                 Number of loans                                                             114
                                                 Principal Balance of loans                                        11,034,338.95

Sec. 7.08(a)(xxii)        Mortgage loans in bankruptcy proceedings
                                                 Number of loans                                                             112
                                                 Principal Balance of loans                                         9,928,098.72

                                                 Number of Loans are 0-29 days delinquent                                     34
                                                 Balance of Loans are 0-29 days delinquent                          2,408,786.41

                                                 Number of Loans are 30-59 days delinquent                                     5
                                                 Balance of Loans are 30-59 days delinquent                           418,364.22

                                                 Number of Loans are 60-89 days delinquent                                    11
                                                 Balance of Loans are 60-89 days delinquent                         1,039,918.06

                                                 Number of Loans are 90-119 days delinquent                                    6
                                                 Balance of Loans are 90-119 days delinquent                          499,909.03

                                                 Number of Loans are 120-149 days delinquent                                  15
                                                 Balance of Loans are 120-149 days delinquent                       1,706,337.33

                                                 Number of Loans are 150-179 days delinquent                                  34
                                                 Balance of Loans are 150-179 days delinquent                       3,226,148.77

                                                 Number of Loans are 180 or more days delinquent                               7
                                                 Balance of Loans are 180 or more days delinquent                     628,634.90

Sec. 7.08(a)(xxiii)       Number and Balance of loans in foreclosure proceedings
                                                 Number of Loans are 0-29 days delinquent                                      2
                                                 Balance of Loans are 0-29 days delinquent                            175,786.62

                                                 Number of Loans are 30-59 days delinquent                                     1
                                                 Balance of Loans are 30-59 days delinquent                            72,261.18

                                                 Number of Loans are 60-89 days delinquent                                     6
                                                 Balance of Loans are 60-89 days delinquent                           488,148.76

                                                 Number of Loans are 90-119 days delinquent                                   31
                                                 Balance of Loans are 90-119 days delinquent                        3,553,709.61

                                                 Number of Loans are 120-149 days delinquent                                  18
                                                 Balance of Loans are 120-149 days delinquent                       1,754,346.51

                                                 Number of Loans are 150-179 days delinquent                                  25
                                                 Balance of Loans are 150-179 days delinquent                       2,158,465.07

                                                 Number of Loans are 180 or more days delinquent                              31
                                                 Balance of Loans are 180 or more days delinquent                   2,831,621.20
Sec. 7.08(a)(xxiv)        Number and Balance of REO loans
                                                 Group Totals
                                                                       Principal
                                                  Number               Balance               Percentage
                                                           11            1,035,944.96                 0.51 %

Sec. 7.08(a)(xxv)         Book Value of Mortgage loans acquired through foreclosure or grant of a deed                      0.00

Sec. 7.08(a)(xxvi)        Number of Mortgage loans                                                                         2,325

Sec. 7.08(a)(xxvii)       Aggregate amount from
                                                 a. Curtailments                                                       89,667.71
                                                 b. Voluntary Payoffs                                               7,753,841.46
                                                 c. Involuntary Payoffs                                                     0.00
                                                 d. Mortgage Loans purchased from the Trust                                 0.00

Sec. 7.08(a)(xxviii)      Mortgage loans subject to loss mitigation*
                                                 Number of loans                                                               7
                                                 Principal Balance of loans                                           668,231.59

Sec. 7.08(a)(xxix)        Mortgage loans under contested because of Section 32 of the Truth in Lending Act*
                                                 Number of loans                                                               0
                                                 Principal Balance of loans                                                 0.00

Sec. 7.08(a)(xxx)         Amount of current Realized Losses*
                                                 a. REO Property sold                                                       0.00
                                                 b. short sale                                                              0.00
                                                 c. deed in lieu                                                            0.00
                                                 d. no equity second mortgages                                              0.00
                                                 e. other                                                                   0.00

Sec. 7.08(a)(xxxi)        Number and Pool Balance in Chapter 13 of the US Bankruptcy Code*
                                                 a.Number of Loans Currently meeting payment plan                          10.00
                                                 a.Balance of Loans Currently meeting payment plan                    636,230.09

                                                 b.Number of Loans 1 to 2 payments behind payment plan                      0.00
                                                 b.Balance of Loans 1 to 2 payments behind payment plan                     0.00

                                                 c.Number of Loans 2 to 3 payments behind payment plan                      1.00
                                                 c.Balance of Loans 2 to 3 payments behind payment plan                95,413.54
                                                 d.Number of Loans greater than 3 payments behind payment plan              2.00
                                                 d.Balance of Loans greater than 3 payments behind payment plan        96,537.60

                                                 e.Number of Loans greater than 4 payments behind payment plan              3.00
                                                 e.Balance of Loans greater than 4 payments behind payment plan       310,332.68

                                                 f.Number of Loans greater than 5 payments behind payment plan             27.00
                                                 f.Balance of Loans greater than 5 payments behind payment plan     3,110,642.52

                          Number and Pool Balance of Loans in Forbearance*
                                                 a.Number of Loans Currently meeting payment plan                           6.00
                                                 a.Balance of Loans Currently meeting payment plan                    369,583.70

                                                 b.Number of Loans 1 to 2 payments behind payment plan                      2.00
                                                 b.Balance of Loans 1 to 2 payments behind payment plan               162,820.41

                                                 c.Number of Loans 2 to 3 payments behind payment plan                      7.00
                                                 c.Balance of Loans 2 to 3 payments behind payment plan               495,923.69

                                                 d.Number of Loans greater than 3 payments behind payment plan              4.00
                                                 d.Balance of Loans greater than 3 payments behind payment plan       254,064.15

                                                 e.Number of Loans greater than 4 payments behind payment plan              8.00
                                                 e.Balance of Loans greater than 4 payments behind payment plan       819,751.31

                                                 f.Number of Loans greater than 5 payments behind payment plan             12.00
                                                 f.Balance of Loans greater than 5 payments behind payment plan     1,172,459.83

Sec. 7.08(a)(xxxii)       Stepdown Date                                                                            Not in effect

Sec. 7.08(a)(xxxiii)      Mortgage Loans purchased due to Defaulted or Defect in Documentation*
                                                 Number of loans                                                               0
                                                 Principal Balance of loans                                                 0.00

                * Reported from Fairbanks only
                                  Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
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